SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 31, 2004

LEAP WIRELESS INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-29752	33-0811062
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation)	File Number)	Identification No.)

10307 Pacific Center Court
San Diego, California 92121
(Address of Principal Executive Offices)

(858) 882-6000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EXHIBIT 10.1
EXHIBIT 10.2

Item 1.01 Entry into a Material Definitive Agreement.

Amendment No. 2 to the Amended and Restated System Equipment Purchase Agreement with Nortel Networks Inc.

          On December 31, 2004, Cricket Communications, Inc. (“Cricket,” a wholly owned subsidiary of Leap Wireless International, Inc.) and Nortel Networks Inc. (“Nortel”) entered into Amendment No. 2 to the Amended and Restated System Equipment Purchase Agreement (the “Nortel Amendment”). In the Nortel Amendment, Cricket, among other things, agreed to purchase Nortel products and services for Cricket’s Fresno, Visalia, Modesto and Merced, California markets, and separately agreed to purchase an additional fixed amount of Nortel products and services in exchange for certain price discounts, in each case effective as of December 22, 2004.

          The description of the Nortel Amendment contained in this Item 1.01 is qualified in its entirety by reference to the full text of the Nortel Amendment, a copy of which is attached hereto as Exhibit 10.1.

Amendment No. 7 to the Amended and Restated System Equipment Purchase Agreement with Lucent Technologies Inc.

          On February 1, 2005, Cricket and Lucent Technologies Inc. (“Lucent”) entered into Amendment No. 7 to the Amended and Restated System Equipment Purchase Agreement (the “Lucent Amendment”). In the Lucent Amendment, Cricket and Lucent, among other things, agreed to revise software maintenance fees effective as of January 1, 2005, revised certain warranty claim and pricing provisions, and extended the term of the underlying Amended and Restated System Equipment Purchase Agreement through March 31, 2008.

          The description of the Lucent Amendment contained in this Item 1.01 is qualified in its entirety by reference to the full text of the Lucent Amendment, a copy of which is attached hereto as Exhibit 10.2.

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Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
10.1+	Amendment No. 2 to the Amended and Restated System Equipment Purchase Agreement, entered into on December 31, 2004 by and between Cricket Communications, Inc. and Nortel Networks Inc. Portions of this exhibit (indicated by asterisks) have been omitted pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

10.2+	Amendment No. 7 to the Amended and Restated System Equipment Purchase Agreement, entered into on February 1, 2005 by and between Cricket Communications, Inc. and Lucent Technologies Inc. Portions of this exhibit (indicated by asterisks) have been omitted pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

     +  A request for confidential treatment with respect to portions of these exhibits (indicated by asterisks) which have been omitted pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended, is currently pending.

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SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEAP WIRELESS INTERNATIONAL, INC.

Date: March 28, 2005	By	/s/ Robert J. Irving, Jr.

		Name:	Robert J. Irving, Jr.
		Title:	Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description
10.1+	Amendment No. 2 to the Amended and Restated System Equipment Purchase Agreement, entered into on December 31, 2004 by and between Cricket Communications, Inc. and Nortel Networks Inc. Portions of this exhibit (indicated by asterisks) have been omitted pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

10.2+	Amendment No. 7 to the Amended and Restated System Equipment Purchase Agreement, entered into on February 1, 2005 by and between Cricket Communications, Inc. and Lucent Technologies Inc. Portions of this exhibit (indicated by asterisks) have been omitted pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

     +  A request for confidential treatment with respect to portions of this exhibit (indicated by asterisks) which have been omitted pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended, is currently pending.